UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 1, 2012

LANTRONIX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Technology Drive
Irvine, California 92618
(Address of principal executive offices, including zip code)

(949) 453-3990
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 1, 2012, Lantronix, Inc. (the “Company”) will deliver a presentation at the 2012 Merriman Investor Summit that will include a written communication comprised of slides.  The slides from the presentation are attached hereto as Exhibit 99.1, and are hereby incorporated by reference.  In addition, the Company may use the investor presentation (or any of the contents thereof) from time to time in conversations with investors and analysts.

A copy of the slides will be available for viewing and download from the investor relations section of the Company’s website at http://www.lantronix.com.  The Company routinely posts information about the Company on its website.

The information furnished on this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit	Description

99.1	Presentation material from the 2012 Merriman Investor Summit on February 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2012	LANTRONIX, INC., a Delaware corporation

By:	/s/ Jeremy Whitaker Jeremy Whitaker Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Presentation material from the 2012 Merriman Investor Summit on February 1, 2012